Exhibit 99.1

TCF Financial Corporation 2013 Fourth Quarter Investor Presentation

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Any statements contained in this investor presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward Litigation Reform Act uncertainties forwardlooking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this investor presentation. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such Factors, forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or continued high rates of or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in value of assets such as interest-only strips that arise in connection with TCF’s loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or fi th ff t f ti bli it finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF’s lending, loan collection and other business activities as a result of the Dodd-Frank Act, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws, use by municipalities of eminent domain on underwater mortgages, or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; impact of legislative, regulatory or other changes affecting customer account charges and fee income; application of bankruptcy laws which result in the loss of all or part of TCF’s security interest due to collateral value declines; deficiencies in TCF’s regulatory compliance 2 TCF s TCF s programs, which may result in regulatory enforcement actions including monetary penalties; increased health care costs resulting from Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions or other adverse consequences such as increased capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and antimoney laundering compliance activity. (continued)

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities (continued) Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the economic impact on banks of the Dodd-Frank Act and other regulatory reform legislation; the impact of financial regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital (including those resulting from Litigation Reform Act U.S. implementation of Basel III requirements); adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to regulatory requirements or customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF’s fee revenue; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues. Supermarket Branching Risk; Growth Risks. Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF i i k b h l d l i d f i b h l h i i d h i i i i d b i i bili maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through programs or new opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information (including the loss of account information by, or theft from, third parties such as merchants) cyber attacks and other security breaches counterparty failures and the possibility that deposit account losses (fraudulent checks etc ) merchants), cyber-breaches, checks, etc.) may increase; failure to keep pace with technological change. Litigation Risks. Results of litigation, including class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices, the effect of interchange rate litigation against the Federal Reserve on debit card interchange fees and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting Audit Tax and Insurance Matters Changes in accounting standards or interpretations of existing standards; federal or state monetary fiscal or tax policies Accounting, Audit, Matters. monetary, policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse Federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities. 3

Corporate Profile At D b 31 2013 . $18.4 billion national bank holding company headquartered in Minnesota 41st la gest p bli l t aded U S based December 31, Well-Diversified Earning Asset Portfolio ($ millions) At 12/31/02 At 12/31/13 $3,148 $1,664 $6,366 $745 . largest publicly-traded U.S. bank holding company by asset size . 427 bank branches in eight states $2,276 $1,039 $3,057 Leasing & Equipment Inventory Finance 10% Consumer Real Estate and Other Commercial Lending 19% Commercial Lending 21% Securities & Other 27% Securities & Other 4% $1,240 $3,429 . Over 156,400 small business banking relationships: . 88,100 checking accounts . 68 300 lending $4,806 Finance 9% Leasing & Equipment Finance 38% Auto Finance 8% Consumer Real Estate & Other 68,300 relationships . 86% of total assets are loans & leases T ibl li d it t t ibl 21% Low Cost Deposit Base At 12/31/13 At 12/31/02 ($ millions) CD’s 17% 43% . Tangible realized common equity to tangible assets of 8.18%1 . Tangible realized book value per share of $8 991 $6,194 $4,981 $2,426 Savings 43% $2,042 $ 885 $1,919 CD’s 25% Checking 34% Savings 27% 4 8.991 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity and Tangible Realized Book Value Per Share” slide $832 Money Market 6% $2,865 Money Market 11% Checking 37%

Progress in Achieving Long Range Business Model g g Revenues Percentage of Total Average Assets Net interest income 4.50% 4.41% 4.39% 4.32 % Non 2 00 2 30 2 21 2 29 . Anticipate some margin compression; however, we expect to maintain consistent as Target Actual 2013 Actual 20122 Actual 4Q131 Non-interest income 2.00 2.30 2.21 2.29 Total revenue 6.50 6.71 6.60 6.61 Non-interest expense 4.00 4.81 4.62 4.50 Pre-tax pre-provision profit3 2.50 1.90 1.98 2.11 performance loan originations remain strong and checking account growth continues p p p Provision for credit losses .50 .50 .65 1.37 Income before taxes 2.00 1.40 1.33 .74 Income tax expense .75 .50 .46 .25 Non-interest Expense . Leverage current infrastructure ROAA 1.25% .90% .87% .49 % Provision . Consistent improvement of credit performance 5 1 Annualized 2 Excludes the impact of the balance sheet repositioning which included a $77 million gain on sales of securities and $550.7 million loss on termination of debt 3 Pre-tax pre-provision profit is calculated as total revenues less non-interest expense

Well-positioned in the Banking Industry TCF 2013 Peer Group1, 2 YTD 3Q13 Average g y As a % of average assets : Net interest income 4.39% 3.05% Non-interest income 2.21% 1.21% Revenue 6.60% 4.26% . TCF has a higher margin because it has more loans and higher yielding loan and Pre-tax pre-provision profit 3 1.98% 1.59% Net interest margin 4.68% 3.43% Yield on loans and leases 5.27% 4.78% securities portfolios than peers, along with lower rates on deposits Yield on securities 2.79% 2.45% Rate on deposits .26% .38% As a % of average assets : leases 85 4% 64 5% . TCF has more fee income due to a large and diversified base sources Loans and 85.4% 64.5% Deposits 77.7% 75.6% Borrowings 9.5% 11.3% Equity 10.5% 11.4% of revenue 6 1 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial LC; 9/30/2013) 2 Annualized excluding non-recurring items, see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide 3 Pre-tax pre-provision profit is calculated as total revenues less non-interest expense

Enterprise Risk Management Update . Continued to strengthen TCF’s risk management through key new hires . Jim Costa, Chief Risk Officer . Mark Bagley, Chief Credit Officer . Announced that the OCC has lifted the regulatory order related to TCF’s BSA compliance program . Making additional investments to enhance the overall risk organizational design including model development and validation, portfolio analytics, and operational risk 7

2013 Recap . Strong full-year earnings growth . cents percent1 from 2012 Earnings per common share of 82 cents, up 67 . Sustained trends of credit quality improvement . Continued progress on improving credit metrics in 2013 . Non-accrual loans and leases of $277 million, down 27% from 2012 . Over 60-day delinquencies2 of $30.2 million, down 68.2 percent from 2012 . Disciplined consumer and commercial originations . Continued growth in high-quality lending businesses . Loan and 2012 lease originations increased $1.3 billion, or 12.4%, from . Leasing and Equipment Finance, Auto Finance and Inventory Finance continued to have solid originations and very strong credit quality 8 1 Excludes balance sheet repositioning charge of $1.87 per common share in 2012 2 Excludes non-accrual loans and acquired portfolios

2013 Recap . Continued revenue diversification . Strong net interest income despite low-rate environment . Net interest margin of 4.68% in 2013 . Gains on sales of loans are a core revenue stream due to TCF’s origination and sales capabilities . Deposit account growth helped to offset lower transaction activity . Average deposits increased $1 billion, or 8%, from 2012 . Implementing expense initiatives . Focused on non-interest lowering non expense as a percent of average assets . Consolidation of 46 branches occurring late in the first quarter of 2014 . Continued to evaluate additional efficiency opportunities 9

2014 Strategic Imperatives . Continued disciplined growth th b i . Manage interest rate and li idit i k . Corporate-wide expense t i iti ti Lending Funding Corporate across the businesses . Utilization of loan sales to manage concentration and liquidity risk . Improve the customer experience through product, management initiative . Continued emphasis on enhancing TCF’s generate fee income . Maintain positive credit service and branding enhancements . Channel optimization TCF s Enterprise Risk Management functions momentum that accelerated in 2013 – continue to reduce non-performing loans initiatives in branch, ATM, online and mobile 1. Decrease expenses as a percentage of total assets by balance sheet growth 2014 10 and expense reduction initiatives 2. Work toward achieving ROA target of 1.25% Strategic Focus

Revenue & Expenses 11

Fourth Quarter Highlights – Revenue Net Interest Income . 4Q13 revenue impacted by: ($ millions) Fees & Other Revenue Net Interest Margin $292 $302 $301 Q p y . Increased net interest income due to higher average loan and lease balances as well as decreased rates i d it d t 1 $306 $307 $201 $199 $202 $200 $202 $100 $93 $100 $106 $105 on various deposit products . Lower customer-driven leasing fees . by: 4.79% 4.72% 4.72% 4 62% 4.67% 4Q13 net interest margin impacted . Lower average liquidity balances . Continued loan and lease yield 4.62% 12/12 3/13 6/13 9/13 12/13 compression due to the impact of a lower interest rate environment 12 1 Annualized

Loan and Lease Yields Utilize diverse lending mix to remain competitive despite low rate environment 4Q13 Consumer Real Estate 5.60% 5.58% 5.58% 5.46% 5.46 % Auto Finance 5.53 5.23 4.97 4.70 4.64 4Q12 1Q13 2Q13 3Q13 Commercial 5.10 4.86 4.76 4.79 4.65 Leasing & Equipment Finance 5.24 5.11 4.94 4.94 4.89 Inventory Finance 6.11 6.16 5.96 6.01 5.85 y Total Loans and Leases 5.47 5.38 5.29 5.22 5.17 Peer Group1 Average 5.09 4.83 4.79 4.73 N.A. . Competitive marketplace; TCF continues to focus on niche lending markets . Expect some level of yield compression to continue as rate environment remains low, specifically in the 2-5 year portion of the yield curve 13 ,p y y p y 1 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial LC; 9/30/2013) N.A. Not available

Loan and Lease Sales ($ millions) Sales of consumer real estate and auto loans are a core competency and revenue stream Other, Other, $60.8 Commercial, $86.5 Auto, $536.7 Consumer RE & Other, $161 8 $104.9 Auto, $795.3 Consumer RE 1 161.8 & Other, $763.1 2 2012 Sold $803.4 million of loans for $30 million pre gain 2013 Sold $1.7 billion of loans for a $53.5 million i 14 pre-tax pre-tax gain 1 $136 million of first mortgages and $25.8 million of junior liens 2 $44.1 million of first mortgages and $719 million of junior liens

Non-Interest Expense ($ millions) Actively manage expense base Other (including FDIC Insurance Premiums, Deposit Premiums & Marketing, and Occupancy & Equipment) Foreclosed Real Estate and Other Credit Costs $214 $204 $209 $212 $220 250 . Other expenses for the fourth quarter of 2013 include $8.9 million in pre-tax costs related to the realignment of 46 branches occurring late in the fi t t f Compensation & Benefits 150 200 first quarter of 2014 . Higher compensation expenses due to growth in auto finance and higher commissions based on production results and performance incentives 100 . Expense optimization expected to be achieved by: . Asset growth in national lending businesses . real estate 0 50 Reduction in foreclosed and other credit costs as property values continue to increase and overall credit improves . Additional initiatives to improve business efficiencies 15 12/12 3/13 6/13 9/13 12/13

Branch Realignment . 46 branches to be consolidated by March 2014 . 37 in-store branches in Lakeshore . 8 in-store branches and 1 traditional branch in Minnesota . The majority of consolidated branches are within five miles of an existing branch . Minimal deposit losses are expected as a result of the branch realignment . Increased branch network efficiencies – branch traffic has decreased while online and mobile banking activity and expectations have increased . $8.9 million pre-tax charge during the fourth quarter of 2013 (less than a 12-month expected payback) . Expected branch count at March 31, 2014: 193 traditional, 180 in-store, 8 campus P f id d i i i i i 16 . Part of corporate-wide expense reduction initiative

Balance Sheet 17

Loan and Lease Portfolio Inventory Finance Leasing & Equipment Finance Commercial Auto Finance ($ millions) $14,591 $14,788 $ 14,150 $15,426 $15,847 Consumer Real Estate & Other . Continue to diversify loan and lease portfolio across segments and markets 5% 10% 10% 3% , . Multiple business segments give TCF options on where to strategically invest 21% 22% 52% Wholesale 21% 5% 22% 21% capital in light of competitive environments 26% 20% 8% 4% 22% 24% 25% . 2013 annual loan growth of 2.7% despite $1.7 billion in loan sales 50% 40% 48% Retail 43% 49% 49% 18 12/09 12/10 12/11 12/12 12/13

Loan and Lease Portfolio Granularity At 31 Wholesale (52% of loans and leases) December 31, 2013 . Focus on loan and lease diversification to manage i ik d Specialty Vehicles 25% Manufact. 12% Other 40% Multi-family 30% Retail Industrial Buildings Business 13% Other 18% Lawn & Garden Other 26% PowerSports 56% concentration risk and exposure . Strong diversification by Medical 11% Services 18% Office Buildings 11% 10% Const. 12% 18% Leasing & Equip. Finance $3.4 Billion (22%) g y business segment, industry, and product type . Disciplined Commercial $3.1 Billion (20%) Inventory Finance $1.7 Billion (10%) New Car Other consumer investments in portfolios where TCF can achieve the highest risk-adjusted returns Retail (48% of loans and leases) Used Car 77% 23% Junior Lien 40% First Lien 60% 20% . Total HELOC balance of $2.3 billion with only 10% hi i d 19 reaching maturity or draw period end prior to 2021 Auto $1.2 Billion (8%) Consumer RE & Other $6.4 Billion (40%)

Loan and Lease Diversification Leasing and TCF maintains a well-diversified loan and lease portfolio Business Unit Consumer Commercial g Equipment Finance Inventory Finance Auto Finance Type / Segment Consumer Real Estate Multi-family housing Retail services Office buildings Specialty vehicles Manufacturing Medical Construction PowerSports Lawn & Garden Electronics & Appliances Primarily used autos Warehouse / Industrial buildings Geography Local1 National Local1 National National Canada National Rate Fixed-rate Variable-rate Fixed-rate Variable-rate Fixed-rate Variable-rate Fixed-rate Average Loan & Lease Size First Mortgages: $111,000 Junior Liens: $43 000 $1.8 million $69,000 $178,000 $18,000 43,000 Estimated Weighted Average Life2 67 months 34 months 19 months 4 months 23 months Collateral Home equity Real estate All assets Equipment Inventory Vehicle 20 1 TCF’s branch footprint (MN, IL, MI, CO, WI, IN, AZ, SD) 2 As of December 31, 2013; weighted average life represents how many months it will take to pay half of the outstanding principal

Loan and Lease Balance Rollforward ($ millions) 2012 2013 Change Loan and lease origination opportunities continue Period Beginning Balance 1 $14,165 $15,436 $1,271 New Volume 10,752 12,086 1,334 2013 vs. 2012 millions) Volume Sales Change in Volume & Sales Less Run-off 2 8,678 9,889 1,211 Subtotal 2,074 2,197 123 Annual Growth Rate 3 15% 14% ($ Consumer Real Estate $480 $601 Auto Finance 741 259 Less Loan & Lease Sales 803 1,706 903 Period Ending Balance $15,436 $15,927 $491 Total Retail 1,221 860 Commercial 125 84 Leasing 35 (42) C d bl Inventory Finance 4 (47) 1 Total Wholesale 113 43 . Continued strong origination capabilities . Diversity across asset classes reduces concentration risk . Originate to sell capability a core competency . Capacity for earning asset growth 21 Total Lending $1,334 $903 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments, and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers

Deposit Generation CDs Checking Money Market Average Balances ($ millions) Low-Cost Deposit Base – average rate of .26% for 2013 $ 11,386 $11,549 $11,953 $13,160 $14,210 12,000 14,000 Savings . Average total deposits have increased for nine consecutive years ,386 8,000 10,000 funding asset growth . Strong diversity in deposit base by market and product 4,000 6,000 . Checking account growth of 3.1% during 2013 0 2,000 2009 2010 2011 2012 2013 . Checking account attrition down 8.6% compared to 2012 . Fees have stabilized since the 22 reintroduction of free checking 1.07% .53% .38% .31% .26% Average cost:

Deposit Strategy . Convenience . TCF attracts a large and diverse customer b b ff i h f i base by offering a host of convenient banking services: – Free Checking – Conveniently located traditional traditional, supermarket and campus branches open seven days a week – Free debit cards, free coin counting d f ithd l t 695 ATM and free withdrawals at over ATMs – TCF Free Online Banking and Free Mobile Banking . Upgraded mobile app for iPhone and iPad and launched new mobile app for Android devices Customer Experience Enhancements . Improve the customer experience through product, service and branding enhancements 23 . Channel optimization initiatives in branch, ATM, online and mobile

Credit Quality 24

Credit Quality Consumer Real Estate . Non-accrual loans and other real estate owned decreased $37.8 million, or 12.4 percent, f D b 31 from December 31, 2012 . Over 60-day delinquencies1 decreased $64.7 million, or 72.6 percent, from December 31, 2012 . Net charge-offs decreased $90.3 million in 2013, or 50.4 percent, from December 31, 2012 Commercial . Non-accrual loans and other real estate owned decreased $93.3 million, or 60.2 percent, from December 31, 2012 . Classified assets decreased $69.2 million, or 30.7 percent, from December 31, 2012 Leasing and Finance Equipment Finance, Auto, and Inventory . Over 60-day delinquencies1 of 7 bps for leasing and equipment finance, 15 bps for auto finance, and 0 bps for inventory finance . charge-offs of leasing and 52 finance, 25 2013 net charge 10 bps for equipment finance, bps for auto and 4 bps for inventory finance 1 Excludes acquired portfolios and non-accrual loans and leases

Credit Quality – Consumer Real Estate ($ millions) 60+ Day Delinquencies1 1.70% Allowance for Loan and Lease Losses Net-Charge-offs2 1.38% 1.22% 1.21% 0 70% 0.90% 1.10% 1.30% 1.50% $182 $183 $181 $178 $176 150 175 200 2.04% 1.86% 1.48% 1.14% 1.03% 1 00% 1.50% 2.00% 2.50% N A l .44% .40% 0.30% 0.50% 0.70% 12/12 3/13 6/13 9/13 12/13 R lE t t O d 100 125 12/12 3/13 6/13 9/13 12/13 0.00% 0.50% 1.00% 12/12 3/13 6/13 9/13 12/13 A i TDR Non-Accrual Loans and Leases $235 $220 $163 $206 $219 200 250 $70 70 80 Real Estate Owned $478 $507 $525 $514 $507 500 600 Non-classified Classified Net charge-offs 2 Accruing TDRs 0 50 100 150 $46 $45 $49 $48 30 40 50 60 11.11% 7.87% 4.90% 3.12% 4.40% 100 200 300 400 26 1 Excludes non-accrual loans 2 Annualized 12/12 3/13 6/13 9/13 12/13 12/12 3/13 6/13 9/13 12/13 12/12 3/13 6/13 9/13 12/13

Consumer Real Estate TDRs At D b 31 2013 . TCF held $506.6 million of accruing consumer real estate TDR loans with a weighted average rate of 3.19% December 31, . Reserves of $103.3 million, or 20.4%, are based on the net present value of expected cash flows . Net charge-offs of 3.99%, down from 13.99% in 2012 . Over 60-day delinquency rate1 was 1.4%, down from 5.7% at December 31, 2012 . Approximately 96% were permanent modifications and only 1.2% of the accruing permanent modifications were over 60-days delinquent1 . As TDR customers make payments, the TDR impairment is brought back into income through a reduction in provision which is equivalent to approximately 20% of customer payments 27 1 Excludes non-accrual loans

Credit Quality – Commercial ($ millions) $226 250 Accruing Classified Assets Allowance for Loan and Lease Losses 1 4% Net-Charge-offs1 $181 $191 $183 $156 100 150 200 $52 $49 $50 $47 45 50 55 .97% .94% 29% .79% 1.21% 0 4% 0.6% 0.8% 1.0% 1.2% 1.4% N A l 0 50 12/12 3/13 6/13 9/13 12/13 $37 35 40 12/12 3/13 6/13 9/13 12/13 .29% 0.0% 0.2% 0.4% 12/12 3/13 6/13 9/13 12/13 A i TDR R lE t t O d Non-Accrual Loans and Leases $128 $109 $102 150 $27 $25 $21 $21 20 30 Accruing TDRs Real Estate Owned $145 $131 $129 $127 $121 150 $62 $41 0 50 100 $17 0 10 0 50 100 28 1 Annualized 12/12 3/13 6/13 9/13 12/13 12/12 3/13 6/13 9/13 12/13 12/12 3/13 6/13 9/13 12/13

Building a better way

Commercial Risk Rating Trends

TCF

Risk Rating Distribution

Risk Rating		Dec. 31, 2011 Balance ($000)	Dec. 31, 2011 Pct Total		Dec. 31, 2012 Balance ($000)	Dec. 31, 2012 Pct Total		Dec. 31, 2013 Balance ($000)	Dec. 31, 2013 Pct Total	
1		-	0.0%	81.5%	-	0.0%	85.1%	-	0.0%	92.1%
2		90,699	2.6%		136,550	4.0%		139,127	4.4%	
3		803,503	23.3%		850,431	25.0%		850,620	27.0%	
4		1,643,982	47.7%		1,611,759	47.4%		1,552,586	49.4%	
5		270,678	7.9%		296,765	8.7%		354,594	11.3%	
6	Special Mention	180,600	5.2%	18.5%	153,623	4.5%	14.9%	53,016	1.7%	7.9%
7	Substandard	400,045	11.6%		352,538	10.4%		196,403	6.2%	
8	Doubtful	58,303	1.7%		735	0.0%		432	0.0%	
Total		3,447,810	100%		3,402,401	100%		3,146,778	100%	
Wtd Avg Risk Rating			4.31			4.16			3.98	

- The weighted average risk rating of the portfolio is improving as more loans are being upgraded, fewer loans are being downgraded, and existing problem loans are being worked out.

Upgrade Activity

Year	Pct of 4's Upgraded To 3+	Pct of 5's Upgraded To 4+	Pct of Non-Pass Upgraded To Pass
2011	6%	15%	9%
2012	3%	17%	9%
2013	6%	26%	15%

- The pace of upgrades has begun to increase.

Downgrade Activity

Year	Pct of Pass Downgraded To 6+	Pct of 5's Downgraded To 6+	Pct of 6's Downgraded To 7 or 8
2011	6%	27%	14%
2012	4%	14%	11%
2013	1%	3%	14%

- The pace of downgrades into non-pass continues to decrease.

29

Credit Quality – Leasing and Equipment Finance, Auto & Inventory Finance Leasing and Equipment Finance . Outperformed Leasing and Equipment Finance peer group through the downturn . Diversified portfolio of small transaction sizes where no one market makes up more than 25% of portfolio . Focus on collateral and market expertise . providing continuity in market – not one-and-done transaction Developed vendor relationships a Inventory Finance . Multiple sources of repayment allow the industry losses to be very low . Strong manufacturers with developed dealer networks secured and collateral . Expertise in the industry . Strong back-end monitoring and tracking of collateral Auto Finance . Average FICO score for the portfolio of 724 . Borrowers sourced through a large dealer network provide a great spread of risk . Underwriting focused on ability, credit and stability on every transaction 30 . Back-end monitoring and auditing on all transactions provides feedback allowing the business to adapt to market conditions

Credit Quality – Leasing and Equipment Finance, Auto & Inventory Finance 60+ Day Delinquencies1 Net-Charge-offs .44% 0.40% 0.50% .97% 1.00% 1 00% 1.20% ($ millions) & nt e .19% .13% .08% .07% 0 00% 0.10% 0.20% 0.30% .41% .32% .10% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Leasing Equipment Finance 0.00% 2009 2010 2011 2012 2013 2009 2010 2011 2012 2013 19% 0 20% 0.30% 0.40% 0.50% ry Finance Inventor 0 60% 0.80% 1.00% .19% .05% .03% .01% .00% 0.00% 0.10% 0.20% 2009 2010 2011 2012 2013 0.50%  .10% .17% .10% .11% .04% 0.00% 0.20% 0.40% 0.60% 2009 2010 2011 2012 2013 .10% .15% 0.10% 0.20% 0.30% 0.40% Auto Finance .38% .52% 0.40% 0.60% 0.80% 1.00% 31 1 Excludes non-accrual loans and leases and acquired portfolios 0.00% 2012 2013 A 0.00% 0.20% 2012 2013

Capital 32

Capital Ratios – Holding Company Ratios 3Q13 4Q13 Capital Tangible realized common equity1 7.99% 8.18% Tier 1 capital2 9.55% 9.63% common capital Tier 1 leverage capital 9.53% 9.71% Tier 1 risk-based capital2 11.36% 11.41% T t l i kb d it l 13 61% 13 64% Total risk-based capital 13.61% 13.64% . Focus on building capital through retained earnings in the quarter and forward going . Across the board increases in capital ratios . Sufficient capital levels for growth strategy 33 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity and Tangible Book Value Per Share” slide 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio” slide

Appendix 34

Well-positioned for a Rising Interest Rate Environment Earning Assets-4Q13 Variable Rate (Inventory Finance, Commercial, C ) . Diversification of the loan and lease portfolio five businesses 36% 24% Consumer) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) among the positions TCF to benefit in a rising rate environment . 76% of assets are variable rate or short/medium duration fixed rate 40% Fixed Rate - Long Duration (MBS Investments, Consumer Real Estate) D it 4Q13 / . Estimated weighted average life1: . Auto portfolio: 23 months . Auto new originations: 27 months Leasing and Eq ipment Finance 29% Deposits-Low Interest Cost No Interest Cost . Equipment portfolio: 19 months . Leasing and Equipment Finance new originations: 24 months 53% 18% Other . 71% of deposits are low or no interest cost with an average balance of $10.3 billion and an average cost of 5 bps for the fourth quarter of 2013 35 q 1 As of December 31, 2013; weighted average life represents how many months it will take to pay half of the outstanding principal

Loan and Lease Geographic Diversification At D b 31 2013 g p ($ millions) December 31, Consumer Commercial Real Estate and Leasing and Equipment Inventory Auto Minnesota $ 2,235.0 $ 793.2 $ 99.1 $ 46.6 $ 25.3 $ 11.8 $ 3,211.0 Illinois 1,797.3 600.7 112.7 41.3 71.8 6.6 2,630.4 Michigan 638.7 545.5 141.0 52.0 21.9 2.6 1,401.7 Real Estate Commercial Business Finance Finance Finance Other Total g , California 435.9 37.0 487.9 49.9 240.3 -- 1,251.0 Wisconsin 359.9 598.4 65.7 47.5 10.2 1.5 1,083.2 Colorado 483.2 165.0 54.7 19.0 25.6 4.2 751.7 Texas .2 15.9 292.2 126.3 77.5 -- 512.1 Canada -- -- 1.5 498.5 -- -- 500.0 Florida 1.1 42.5 147.9 61.0 60.0 -- 312.5 New York 2.0 -- 170.8 54.9 45.1 -- 272.8 Ohio 4.1 53.3 138.2 37.5 21.9 -- 255.0 Pennsylvania 15 9 142 7 46 8 40 1 245 5 15.9 -- 142.7 46.8 40.1 -- 245.5 North Carolina .2 8.1 127.3 32.9 48.8 -- 217.3 Arizona 50.8 35.3 74.4 10.1 39.2 .3 210.1 Other1 315.0 253.5 1,372.6 540.1 511.7 (.3) 2,992.6 Total $ 6 339 3 $ 3 148 4 $ 3 428 7 $ 1 664 4 $ 1 239 4 $ 267 $ 15 846 9 36 6,339.3 3,148.4 3,428.7 1,664.4 1,239.4 26.7 15,846.9 1 Individual states with less than $200 million in total

Auto Finance AtD b 312013 . Indirect auto finance company headquartered in Anaheim, CA At December 31, 2013 Total originations of $534 million in 4Q13 (Balances in $ millions)1 . Originates and services used and new retail auto loans acquired from franchised and independent dealers across the country . Experienced and seasoned management team $1 069 $1,239 1,200 1,400 Auto Finance # of employees . Over 8,400 active dealer relationships . Originating loans to consumers in 45 states . 4 64% quarterly average yield2 $720 $882 1,069 557 623 800 1,000 4.64% . Over 60-day delinquency rate .15%3 . Net charge-offs: 2012 2013 38% 52% $553 457 507 200 400 600 .38% .52% . Managed portfolio of $2.4 billion . Loan sales of $795.3 million for 2013 with gain of $29.7 million 400 0 12/12 3/13 6/13 9/13 12/13 Total Originations: $310 $363 $387 $528 $534 37 1 Excludes loans held for sale (with the exception of originations at 9/13 and 12/13) and assets serviced for others 2 Annualized 3 Excludes non-accrual loans and acquired loans

Auto Finance Market 8.00% 8 00% Top 5 lenders make up 23.7% of All Financing Market Share Top 5 lenders make up 20.7% of Used Financing Market Share (As of November 30 2013) (As of November 30 4.69% 5.72% 4.56% 4.57% 4.11% 4.00% 5.00% 6.00% 7.00% 6.78% 3.95% 3.82% 3.75% 4.00% 5.00% 6.00% 7.00% 8.00% 30, 30, 2013) .50% 0.00% 1.00% 2.00% 3.00% Wells Chase Toyota Ally Capital TCF 2.38% .66% 0.00% 1.00% 2.00% 3.00% W ll C it l All Ch S t d TCF Fargo One Wells Fargo Capital One Ally Chase Santander 150 160 170 Used Auto Price Index1 (As of November 30, 2013) 110 120 130 140 38 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 1Index has a base value of 100 representing average prices from 1982-1984 (data is seasonally adjusted)

Consumer Real Estate AtD b 312013 . 59% first mortgage lien positions, average loan amount of $111,000 . 41% lien positions loan 43 000 8,000 Junior Liens First Mortgages At December 31, 2013 (Balances in $ millions) junior positions, average amount of $43,000 . HELOC maturity/amortization risk: . Total HELOC balance of $2.3 billion . 10% reach maturity or draw period prior to 2021; 90% reach maturity or begin amortization in 2021 or later $7,281 $7,156 $6,895 $6,675 $6,339 6,000 7,000 32% 32% 31% . 56% fixed-rate, 44% variable-rate . Yields1: 5.73% fixed-rate, 5.13% variable-rate . Average FICO score of the retail lending operation: 4,000 5,000 36% 41% . At origination – 723; updated 4Q13 – 717 . 43% of loan balances have been originated since January 1, 2009, with 4Q13 net charge-offs of .09%1 . Loan sales of $ 763.1 million in 2013 with gain of $ 21.7 million 2,000 3,000 59% 68% 68% 69% 64% g . Over 60-day delinquency rate .40%2 0 1,000 12/09 12/10 12/11 12/12 12/13 Net charge-offs 2011 2012 2013 First Mortgages 1.95% 2.22% 1.46% 39 / / / / / 1 Annualized 2 Excludes non-accrual loans Junior Liens 2.69 3.54 1.25 Total 2.18% 2.65% 1.38%

Credit Quality – Consumer Real Estate AtD b 312013 At December 31, 2013 Loan Balances 60+ Day Delinquencies Non-Accrual & OREO Net Charge-offs Loans originated before 2005 $ 743 $ 4 $ 24 $ 2 2005 2007 1 839 10 60 7 ($ millions) Loans originated 2005-1,839 Loans originated 2008 and after 3,116 3 31 1 Chapter 7 bankruptcy-impacted loans 81 - 90 1 TDR’s 560 7 62 5 Total $ 6,339 $ 24 $ 267 $ 16 Loans Originated Before 2005 2007 , Loans Originated Before 2005 Loans Originated 2005 to 2007 L O i i t d 2008 d Aft 60+ Day Delinquencies1 Loan Balances ($millions) . 82% of Chapter 7 bankruptcy-impacted loans and TDRs were originated prior to 2008 . Nearly 3,200 customers have been able to remain in their homes due to TCF’s current TDR program, which began in 2009 $1,688 $1,474 $1,299 $975 $828 6,000 8,000 Loans Originated 2005 to Loans Originated 2008 and After $6,895 $6,675 $7,281 $7,156 $6,339 26% .23% .30% .18% 1.25% 1.50% 1.75% Loans Originated and After 1.38% 1.63% 1.35% 1.16% Delinquencies 13% $ 1,735 $ 2,262 $ 2,531 $ 3,072 $3,230 $3,858 $3,420 $3,065 $2,628 $2,281 2,000 4,000 40% .79% .98% 1.09% .80% 26% .26% .08% 0.25% 0.50% 0.75% 1.00% 36% 51% .40% 40 , , , , 0 12/09 12/10 12/11 12/12 12/13 .11% .14% .24% .40% .06% .26% 0.00% 12/09 12/10 12/11 12/12 12/13 1 Excludes non-accrual loans

Home Price Index S&P/Case-Shiller Home Price Indices1 show improvement in TCF core markets in 2012 and 2013 170.00 AZ-Phoenix CO-Denver IL-Chicago MI-Detroit MN-Minneapolis Increase from October 2012 to 130.00 150.00 Phoenix 18% Denver 10% October 2013 70 00 90.00 110.00 Chicago 11% Detroit 17% Minneapolis 11% 50.00 70.00 Jan-11 Jan-12 Jan-13 20-City Composite Index 14% 41 1 The S&P/Case-Shiller Home Price Indices are constructed to accurately track the price path of typical single-family homes located in each metropolitan area provided. The S&P/Case-Shiller Composite of 20 Home Price Index is a value-weighted average of the 20 metro area indices. The indices have a base value of 100 in January 2000; thus, for example, a current index value of 150 translates to a 50% appreciation rate since January 2000 for a typical home located within the subject market. Data is seasonally adjusted.

Commercial Lending At D b 31 2013 (Balances in $ millions) December 31, . Commercial real estate – $2.7 billion . 35% multi-housing Secured Lending Philosophy $3,719 $3,646 4,000 multi family . 21% retail services . 13% office buildings . 11% warehouse / industrial buildings $3,449 $3,405 $3,148 3 000 3,500 . Commercial highlights . 4.65% quarterly average yield1 . 69% fixed-rate, 31% variable-rate . 60 delinquency rate 05%2 2,500 3,000 Over 60-day .05%. Net charge-offs: 2011 2012 2013 1.15% 1.12% .80%2 . CRE location mix: 89% TCF banking markets, 11% th 2,000 12/09 12/10 12/11 12/12 12/13 other . Continue to look for strategic expansion opportunities that fit TCF’s profile 42 1 Annualized 2 Excludes non-accrual loans

Leasing & Equipment Finance AtD b 312013 (Balances in $ millions)1 At December 31, 2013 . 15th largest bank-affiliated leasing company and 30th largest equipment finance/leasing company in the U.S. Core portfolio increased 11.7% from 4Q12 $3,177 $3,232 $3,212 $3,281 $3,506 4,000 Core Portfolio Acquired Portfolio p y . Diverse equipment types . 25% specialty vehicles, 12% manufacturing, 12% construction, 11% medical Q 2 000 3,000 . Experienced and seasoned management team . 395 employees 1,000 2,000 . 4Q13 fee revenue of $23.6 million, 23% of total fees and other revenue . 4.89% quarterly average yield2 0 , 12/09 12/10 12/11 12/12 12/13 . Over 60-day delinquency rate .07%3 . Net charge-offs: 2011 2012 2013 .41% .32% .10% 43 1 Includes operating leases of $77.7 million at December 31, 2013 2 Annualized 3 Excludes non-accrual loans and leases and acquired portfolios . Uninstalled backlog of $454 million

Inventory Finance AtD b 312013 At December 31, 2013 . Focus on powersports, lawn and garden, electronic and appliance, recreational vehicles, (Balances in $ millions) $1,664 1,800 2,000 Other Electronics & Appliances Lawn & Garden Powersports marine, and specialty vehicles . Experienced and seasoned management . Operates in the U.S. and Canada $1,567 1,200 1,400 1,600 . 280 employees . 100% variable-rate receivables . 5.85% quarterly average yield1 $469 $792 $625 600 800 1,000 yield . Over 60-day delinquency rate is zero2 . Net charge-offs: 2011 2012 2013 .10% .10% .04% 0 200 400 . Credit support from equipment manufacturers . Credit risk spread across more than 9,300 active dealers 44 12/09 12/10 12/11 12/12 12/13 1 Annualized 2 Excludes non-accrual loans and acquired portfolios

Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity Book Value Per Share1 Computation of tangible realized common equity to tangible assets T t l it $ 1 941 243 $ 1 964 759 Dec. 31, 2013 ($000s, except shares outstanding) Sep. 30, 2013 and Tangible Share Total equity 1,941,243 1,964,759 Less: Non-controlling interest in subsidiaries 13,278 11,791 Total TCF stockholders’ equity 1,927,965 1,952,968 Less: Preferred 263 240 263 240 stock 263,240 263,240 Goodwill 225,640 225,640 Other intangibles 6,829 6,326 Accumulated other comprehensive (loss) (17,598) (27,213) Tangible realized common equity $ 1,449,854 $ 1,484,975 g qy Total assets $ 18,370,088 $ 18,379,840 Less: Goodwill 225,640 225,640 Other intangibles 6,829 6,326 Tangible assets $ 18,137,619 $ 18,147,874 Total realized common equity to tangible assets 7.99% 8.18 % Common stock shares outstanding 164,778,351 165,122,295 Tangible realized book value per share $8.80 $8.99 45 1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions.

Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios1,2 Peer Group Total Assets YTD 3Q13 Avg3 % of Total Avg Assets ($000s) Computation of non-interest income: Total Non-interest income $ 244,039 1.25% Less: Non-recurring revenue 6,672 Non-interest non-items $ 237 367 1 21% Non income excluding non recurring 237,367 1.21% Computation of revenue: Total Revenue $ 841,388 4.30% Less: Non-recurring revenue 6,672 Revenue excluding non-recurring items $ 834,716 4.26% Computation of pre-tax pre-provision profit: Revenue $ 841,388 Less: Non-interest expense 529,889 Non-recurring revenue 6,672 Non recurring (expense) (6 308) Non-6,308) Pre-tax pre-provision profit excluding non-recurring items $ 311,135 1.59% Total Average Assets $ 19,576,274 46 1 When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non- GAAP financial measures and are viewed by management as useful indicators of TCF’s ability to generate returns to cover potential credit losses. 2 Annualized 3 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial LC; 9/30/2013)

Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio1 Sep. 30, 2013 Tier 1 risk-based capital ratio: ($000s) Dec. 31, 2013 Tier 1 capital $ 1,729,992 Total risk-weighted assets $ 15,224,820 Tier 1 risk-based capital ratio 11.36% $ 1,763,682 $ 15,455,706 11.41 % Computation of tier 1 common capital ratio: Tier 1 capital $ 1,729,992 Less: $ 1,763,682 Preferred stock 263,240 Qualifying non-controlling interest in subsidiaries 13,278 Tier 1 common capital 1,453,474 263,240 11,791 1,488,651 Tier 1 common capital ratio 9.55% 9.63% 47 1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions.

Building a better way

Source References & Footnotes

Slide: Corporate Profile

41st largest publicly-traded U.S. based bank holding company – SNL Financial, LC; 9/30/2013

Slide: Peer Analysis

Peer Group – SNL Financial LC; 9/30/2013

Slide: Loan and Lease Yields

Peer Group – SNL Financial LC; 9/30/2013

Slide: Leasing & Equipment Finance

15th largest bank-affiliated leasing company – The Monitor; 2013 Monitor Bank 40

30th largest equipment finance/leasing company – The Monitor; 2013 Monitor 100

Slide: Auto Finance Market

Auto financing market share data (excluding TCF) – AutoCount; 11/30/2013

Used auto prices – Bureau of Labor Statistics; 11/30/13

Slide: Home Prices

S&P/Case-Shiller Home Price Indicies; 10/31/2013

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